EXHIBIT 99.1
                             THE NETPLEX GROUP, INC.
                 CONDENSED CONSOLIDATED PRO-FORMA BALANCE SHEET
                            As of September 30, 1996


The following condensed consolidated pro-forma balance sheet is based on the Company's September 30, 1996 Consolidated Balance Sheet and gives effect for the November 19, 1996 closing of $2.0 million of the agreed upon $3.5 million purchase price for the sale of the Company's WorldLink middleware technology, as if the portion which closed had occurred on September 30, 1996. The remaining portion of the purchase price is not reflected in the pro-forma presentation. Refer to the Notes to the Condensed Consolidated Pro-forma Financial Statements for further information.

                                     ASSETS

                                                           Actual                                    Pro-forma
                                                        September 30,          Pro-forma           September 30,
                                                            1996              Adjustments              1996
                                                      -----------------      --------------      -----------------
Cash                                                         $2,512,008          $2,000,000  A          $4,512,008
Accounts Receivable, net                                      3,652,745                                  3,652,745
Other Current assets                                            333,616                                    333,616
                                                      -----------------      --------------      -----------------
   Total current assets                                       6,498,369           2,000,000              8,498,369

Property and equipment                                          624,779                                    624,779
Other assets                                                    672,526                                    672,526
                                                      -----------------      --------------      -----------------
   Total Assets                                              $7,795,674          $2,000,000             $9,795,674
                                                      =================      ==============     ==================


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable & accrued expenses                          $3,641,583            $500,000  A          $4,141,583
Other current liabilities                                       241,876                                    241,876
                                                      -----------------      --------------      -----------------
    Total liabilities                                         3,883,459             500,000              4,383,459
                                                      -----------------      --------------      -----------------

    Total Stockholder's Equity                                3,912,215           1,500,000  A           5,412,215
                                                      -----------------      --------------      -----------------

   Total Liabilities and Stockholder's Equity                $7,795,674          $2,000,000             $9,795,674
                                                      =================      ==============     ==================

    See the accompanying notes to the condensed consolidated pro-forma financial statements.

                             THE NETPLEX GROUP, INC.
            CONDENSED CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
                      Nine months ended September 30, 1996

The following condensed consolidated pro-forma statement of operations is based on the Company's September 30, 1996 Consolidated Statement of Operations and gives effect for the November 19, 1996 closing of $2.0 million of the agreed upon $3.5 million purchase price, for the sale of the Company's WorldLink middleware technology, as if the portion which closed had occurred on June 7, 1996. The remaining portion of the purchase price is not reflected in the pro-forma presentation. Refer to the notes to the Condensed Consolidated Pro-forma Financial Statements for further information.

                                                                                Pro-forma
                                                            Actual             Adjustments           Pro-forma
                                                      ------------------      -------------       ----------------

   Revenues                                                  $24,800,026         ($285,991)  B         $24,514,035
   Cost of Sales                                              21,313,776          (107,431)  B          21,206,345
                                                      ------------------      -------------       ----------------

        Gross margin                                           3,486,250          (178,560)              3,307,690

   Operating expenses                                          5,287,640          (632,029)  B           4,655,611
    Interest income (expense)                                     18,064                  -  B              18,064
   Other income (expense)                                              -          1,500,000  A           1,500,000
                                                      ------------------      -------------       ----------------

   Net (loss) income                                        ($1,783,326)         $1,953,469               $170,143
                                                       =================      =============      =================

   Earnings (loss) per share                                     ($0.38)              $0.42                  $0.04
                                                      ------------------      -------------      -----------------

   Weighted average shares outstanding                         4,703,615          4,703,615  C           4,703,615
                                                       =================      =============      =================

   See the accompanying notes to the condensed consolidated pro-forma financial statements.

                             THE NETPLEX GROUP, INC.
       NOTES TO THE CONDENSED CONSOLIDATED PRO-FORMA FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996


BASIS OF PRESENTATION:
The accompanying condensed consolidated pro-forma balance sheet and statement of operations (collectively the "pro-forma financial statements") are based on the actual consolidated financial statements of The Netplex Group, Inc. ("the Company") as of and for the nine months ended September 30, 1996, giving effect for the closing of $2.0 million of the agreed upon $3.5 million purchase price for the sale of the WorldLink middleware technology on November 19, 1996. The pro-forma financial statements reflect the closed portion of the transaction as if it had occurred on September 30, 1996 for pro-forma balance sheet presentation and on June 7, 1996 for pro-forma statement of operations presentation. The accompanying pro-forma financial statements should be read in conjunction with the Company's Report on Form 10-QSB for the nine months ended September 30, 1996.

The remaining portion of the transaction is not reflected in the pro-forma financial statements as the closing of this portion is subject to certain conditions to be met by the Company and, although the Company and the buyer expect finalization of the transaction by year end, there can be no assurance that the remaining portion of the transaction will be completed.

The WorldLink middleware technology was developed and distributed by Technology Development Systems, Inc. ("TDS"), a wholly-owned subsidiary of the Company. TDS did not become a subsidiary of the Company until June 7, 1996 ("the merger date"), when its parent CompLink Ltd. merged with the Company in a transaction accounted for as a purchase. The Company's actual operating results for the nine months ended September 30, 1996, therefore, reflect only the operating results of CompLink and TDS from the merger date forward. Accordingly, the pro-forma statement of operations does not include pro-forma amounts for the periods prior to the merger date.


PRO-FORMA ADJUSTMENTS:
The following adjustments were made to reflect the closed portion of the sale of the WorldLink technology:

   A This adjustment reflects the $2.0 million in cash proceeds received by the Company from the closed portion of the TDS WorldLink technology transaction. The adjustment also reflects the accrual of $500,000 of estimated professional fees, travel costs and other related transaction costs associated with this portion of the transaction. The WorldLink technology was carried at a net book value of $0 on the September 30, 1996 Consolidated Balance Sheet. Accordingly, the adjustment reflects the$1.5 million net gain from this portion of the transaction as other income.

   B This adjustment removes the actual results of TDS operations from sales of the WorldLink technology products that have been sold and the amounts expended for the continued support, marketing, and development of such product for the period from the merger date (June 7, 1996) through September 30, 1996.

   C The sale of the WorldLink technology has no effect on the actual weighted average number shares outstanding for earnings (loss) per share computations.


INCOME TAX EFFECTS:
As the Company is in a net operating loss carry forward position as of September 30, 1996 and as any income taxes arising from this transaction will only result in the utilization of the net operating loss carry forward benefit, no income tax effect is presented in the accompanying pro-forma financial statements.